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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported ):  August 10, 1998



                            AML COMMUNICATIONS, INC.
               (Exact name of Registrant as specified in charter)
                     Commission File Number:      0-27252

          Delaware                                     77-0130894
          --------                                     ----------
(State or Other jurisdiction of                    (IRS Employer
incorporation or organization)                     Identification No.)

           1000 Avenida Acaso
          Camarillo, California                             93012
          ---------------------                             -----
 (Address of principal executive offices)                (Zip Code)


                                (805) 388-1345
                      -----------------------------------
                (Issuer's telephone number including area code)

                                      None
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS

In a press release dated August 10, 1998, AML Communications, Inc. (the "Company") announced that its board of directors authorized a stock buyback program of up to 400,000 shares of the Company's outstanding common stock. Shares repurchased pursuant to the buyback will be purchased from time to time in the open market or in negotiated transactions and will be held for issuance in connection with the future exercise of employee stock options.

Attached as Exhibit 99 and incorporated herein by reference to this Form 8-K is a copy of the press release dated August 10, 1998 of the Company.

Item 7.  EXHIBITS

(c)   Exhibits

99    Press release issued by AML Communications, Inc. on August 10, 1998.


                                   Signatures

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AML Communications, Inc.



Date:  August 12, 1998
                         By:  /s/ Kirk A. Waldron
                              -------------------
                         Kirk A. Waldron
                         Vice President, Finance,
                         Chief Financial Officer, and
                         Chief Operating Officer